UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 8, 2012

CORPORATE OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6711 Columbia Gateway Drive, Suite 300

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 285-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.                                        Other Events.

On March 8, 2012, Corporate Office Properties Trust (the “Registrant”) issued a press release to confirm and update its previously announced executive transition plans for the following:

•                  Randall M. Griffin, the Chief Executive Officer (“CEO”) of the Registrant and its operating partnership, Corporate Office Properties, L.P., will retire from his role as CEO effective March 31, 2012.  Mr. Griffin’s term as a Trustee on the Registrant’s Board of Trustees will expire on May 10, 2012, the date of the Registrant’s 2012 Annual Meeting of Shareholders, at which time he will not stand for re-election.

•                  Roger A. Waesche, Jr. will assume the role of CEO and commence serving as a member of the Registrant’s Board of Trustees effective April 1, 2012.

Item 9.01.                                Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

None

(b)	Pro Forma Financial Information

None

(c)	Shell Company Transactions

None

(d)	Exhibits

Exhibit Number	Exhibit Title
99.1	Press release dated March 8, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2012

CORPORATE OFFICE PROPERTIES TRUST

	By:	/s/ Stephen E. Riffee
	Name:	Stephen E. Riffee
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press release dated March 8, 2012.